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                                                                     EXHIBIT 10





                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account Seven (Portion Relating to the Polaris II A-Class Variable Annuity) of Anchor National Life Insurance Company of our report dated January 31, 2000, relating to the consolidated financial statements of Anchor National Life Insurance Company, and of our report dated March 31, 2000, relating to the financial statements of Variable Annuity Account Seven (Portion Relating to the Polaris II A-Class Variable Annuity), which appear in such Statement of Additional Information, and to the incorporation by reference of our reports into the Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.




         PricewaterhouseCoopers LLP
         Los Angeles, California
         April 20, 2000